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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

         SUPPLEMENT DATED MAY 22, 2009 TO PROSPECTUSES DATED MAY 1, 2009

This Supplement is intended to supplement prospectuses dated May 1, 2009, describing Venture(R) Opportunity A Share Variable Annuity and Venture(R) Opportunity B Share Variable Annuity Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. We call each of these prospectuses an "Annuity Prospectus."

You should read this Supplement together with the Annuity Prospectus for the Contract you purchase(d), and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029 or, in New York, at 1-800-551-2078 to request a free copy. You may also visit us at www.jhannuities.com or www.jhannuitiesnewyork.com.

UNAVAILABLE VARIABLE INVESTMENT OPTION ON AND AFTER MAY 22, 2009

The Variable Investment Option corresponding to the following Portfolio of the John Hancock Trust (the "Trust") will not be available as a Variable Investment Option on and after May 22, 2009:

     MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

     Small Cap Intrinsic Value Trust.

This means that you will not be able to transfer any Contract Value to this Variable Investment Option after May 21, 2009, and you should disregard all references to this Variable Investment Option in the Annuity Prospectus on and after that date.

LIQUIDATION OF SMALL CAP INTRINSIC VALUE TRUST

The Trust plans a final liquidation of the Small Cap Intrinsic Value Trust as soon as practicable.

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